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                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549
                             --------------


                                FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) February 23, 1995
                                                      -----------------



                        SOUTHWESTERN ENERGY COMPANY
           (Exact name of registrant as specified in its charter)



               Arkansas             1 - 8246         71-0205415
      (State of incorporation     (Commission      (I.R.S. Employer
         or organization)          File Number)    Identification No.)


     1083 Sain Street, P.O. Box 1408, Fayetteville, Arkansas 72702-1408
       (Address of principal executive offices, including zip code)


                             (501) 521-1141
           (Registrant's telephone number, including area code)


                                 No Change
     (Former name, former address and former fiscal year; if changed since last report)







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     Item 5.

     Other Events

          On February 23, 1995, the Registrant announced in a news release that its Board of Directors authorized the repurchase of up to $30.0 million of its common shares. The Registrant plans to buy the shares from time to time, depending on market conditions, in the open market or in private negotiated transactions. Shares repurchased will be held in treasury and may be used for general corporate purposes, including issuance under option plans. The repurchase program will continue until terminated by the Registrant's Board of Directors.













                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         SOUTHWESTERN ENERGY COMPANY
                                         ---------------------------
                                                 Registrant



     DATE:   March 10, 1995             BY:    /s/ GREGORY D. KERLEY
                                               ---------------------
                                               Gregory D. Kerley
                                               Vice President -
                                               Treasurer and Secretary,
                                               and Chief Accounting
                                               Officer



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